Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

American Honda Finance Corporation (the “Company”)

Barclays Capital Inc.

Citigroup Global Markets Inc.

MUFG Securities Americas Inc.

SG Americas Securities, LLC
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2025-3 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “2025-3 UWR01 B309 May2025 2-6B Reg ABII Bank Short List 20250624.txt” provided by the Company on June 24, 2025, containing information on 117,666 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of May 31, 2025 (the “Data File”), and

(ii)	an electronic data file entitled “HAROT 2025-3 B309 Honda_ex102_May2025 _Initial.csv” provided by the Company on June 25, 2025, containing information on the Receivables as of May 31, 2025 (the “XML File”),

which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2025-3 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means May 31, 2025.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Title Document” means a screenshot from DealerTrack or a scanned image of a document, which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or Department of Motor Vehicle (“DMV”) that contains the following details:

–	The Company’s name in whole, part, or acceptable abbreviation appearing as the legal owner or lien holder; and,

–	The VIN, vehicle owner’s name, or account number.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the Data File, as described in Exhibit B.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the XML File, as described in Exhibit C.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Initial Cutoff Date, Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions
First Payment Date	Installment Sale Contract
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions
Origination Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Original Maturity Date	Installment Sale Contract and Data File Instructions
Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems, and Data File Instructions
Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems, and Data File Instructions
Legal Owner or Lien Holder Name	Title Document and Data File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 117,666 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

We found such information to be present.

D.	For each Selected Receivable, we compared or recomputed the specified attributes in the XML File listed below to or using the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Origination Date	Installment Sale Contract and XML File Instructions
First Payment Date	Installment Sale Contract and XML File Instructions
Maturity Date	Installment Sale Contract and XML File Instructions
Original Loan Term	Installment Sale Contract and XML File Instructions
Grace Period Number	Installment Sale Contract and XML File Instructions
Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions
Current Delinquency Status	“Delinquency Summary” screen shot showing effective date June 1, 2025, “Payment History” screen shot from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 117,666 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 25, 2025

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20253001	60	20253060	119	20253119	178	20253178	237	20253237
2	20253002	61	20253061	120	20253120	179	20253179	238	20253238
3	20253003	62	20253062	121	20253121	180	20253180	239	20253239
4	20253004	63	20253063	122	20253122	181	20253181	240	20253240
5	20253005	64	20253064	123	20253123	182	20253182	241	20253241
6	20253006	65	20253065	124	20253124	183	20253183	242	20253242
7	20253007	66	20253066	125	20253125	184	20253184	243	20253243
8	20253008	67	20253067	126	20253126	185	20253185	244	20253244
9	20253009	68	20253068	127	20253127	186	20253186	245	20253245
10	20253010	69	20253069	128	20253128	187	20253187	246	20253246
11	20253011	70	20253070	129	20253129	188	20253188	247	20253247
12	20253012	71	20253071	130	20253130	189	20253189	248	20253248
13	20253013	72	20253072	131	20253131	190	20253190	249	20253249
14	20253014	73	20253073	132	20253132	191	20253191	250	20253250
15	20253015	74	20253074	133	20253133	192	20253192	251	20253251
16	20253016	75	20253075	134	20253134	193	20253193	252	20253252
17	20253017	76	20253076	135	20253135	194	20253194	253	20253253
18	20253018	77	20253077	136	20253136	195	20253195	254	20253254
19	20253019	78	20253078	137	20253137	196	20253196	255	20253255
20	20253020	79	20253079	138	20253138	197	20253197	256	20253256
21	20253021	80	20253080	139	20253139	198	20253198	257	20253257
22	20253022	81	20253081	140	20253140	199	20253199	258	20253258
23	20253023	82	20253082	141	20253141	200	20253200	259	20253259
24	20253024	83	20253083	142	20253142	201	20253201	260	20253260
25	20253025	84	20253084	143	20253143	202	20253202	261	20253261
26	20253026	85	20253085	144	20253144	203	20253203	262	20253262
27	20253027	86	20253086	145	20253145	204	20253204	263	20253263
28	20253028	87	20253087	146	20253146	205	20253205	264	20253264
29	20253029	88	20253088	147	20253147	206	20253206	265	20253265
30	20253030	89	20253089	148	20253148	207	20253207	266	20253266
31	20253031	90	20253090	149	20253149	208	20253208	267	20253267
32	20253032	91	20253091	150	20253150	209	20253209	268	20253268
33	20253033	92	20253092	151	20253151	210	20253210	269	20253269
34	20253034	93	20253093	152	20253152	211	20253211	270	20253270
35	20253035	94	20253094	153	20253153	212	20253212	271	20253271
36	20253036	95	20253095	154	20253154	213	20253213	272	20253272
37	20253037	96	20253096	155	20253155	214	20253214	273	20253273
38	20253038	97	20253097	156	20253156	215	20253215	274	20253274
39	20253039	98	20253098	157	20253157	216	20253216	275	20253275
40	20253040	99	20253099	158	20253158	217	20253217	276	20253276
41	20253041	100	20253100	159	20253159	218	20253218	277	20253277
42	20253042	101	20253101	160	20253160	219	20253219	278	20253278
43	20253043	102	20253102	161	20253161	220	20253220	279	20253279
44	20253044	103	20253103	162	20253162	221	20253221	280	20253280
45	20253045	104	20253104	163	20253163	222	20253222	281	20253281
46	20253046	105	20253105	164	20253164	223	20253223	282	20253282
47	20253047	106	20253106	165	20253165	224	20253224	283	20253283
48	20253048	107	20253107	166	20253166	225	20253225	284	20253284
49	20253049	108	20253108	167	20253167	226	20253226	285	20253285
50	20253050	109	20253109	168	20253168	227	20253227	286	20253286
51	20253051	110	20253110	169	20253169	228	20253228	287	20253287
52	20253052	111	20253111	170	20253170	229	20253229
53	20253053	112	20253112	171	20253171	230	20253230
54	20253054	113	20253113	172	20253172	231	20253231
55	20253055	114	20253114	173	20253173	232	20253232
56	20253056	115	20253115	174	20253174	233	20253233
57	20253057	116	20253116	175	20253175	234	20253234
58	20253058	117	20253117	176	20253176	235	20253235
59	20253059	118	20253118	177	20253177	236	20253236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Data File Instructions
Attribute	Data File Instructions
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle, and an entry of “N” in the Data File to be a New vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, consider Simple Interest to be the only Loan Type available in AHFC Systems.
Origination Date	In the event the Installment Sale Contract was signed by the buyer and co-buyer on different dates, compare the Origination Date to the date stated in the “Contract Date” field on the “Contract Information” screen shot from AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. Compare the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Model	Consider the information to be in agreement if the Installment Sale Contract indicates a specific model of the general model stated in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the P.O. Box city name to be acceptable.

Exhibit C
XML File Instructions
Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. Compare the recomputed Original Loan Term to the Original Loan Term in the XML File.
Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. Compare the recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

Exhibit C (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, recompute the Current Delinquency Status by subtracting the latest payment due date prior to the Initial Cutoff Date in the “Payment History” screen shot from AHFC Systems from the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, assume that the difference is due to the timing of payment posting or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, for purposes of comparing Current Delinquency Status, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. Then, compare the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.